AGREEMENT NOT TO SELL SHARES

     THIS AGREEMENT NOT TO SELL SHARES ("Agreement"), made effective this ____ day of ___________, 1999, is by and between FAN ENERGY, INC., a Nevada corporation (the "Company") and the undersigned owner of the Company common stock (referred to herein as "Shareholder").

     A. Purpose. In connection with the proposed public offering by the Company, and in order to induce the Company to register shares held by, or shares underlying warrants held by, the undersigned (the "Shares"), the undersigned, being a shareholder of the Company, holding that number of Shares shown on the signature page below, agrees as set forth below.

     B. Agreement of Shareholder. The Shareholder hereby agrees and acknowledges that he or she will benefit greatly from the Company's proposed public offering of common stock and that as further inducement to the Company to register the Shares for resale by the Shareholder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Shareholder hereby agrees with the Company as follows:

          1. The Shareholder will not, directly or indirectly, without the prior written consent of the Company, sell, offer to sell, assign, hypothecate, grant any right to purchase any interest in, or otherwise dispose of any of the Shares owned directly, indirectly or beneficially by the Shareholder on the effective date of the Registration Statement filed in connection with the Company's public offering for a period (the "Lockup Period") ending on the later of: (a) the first business day which is 120 days after the date of the definitive Prospectus used by the Company in the public offering of common stock of the Company, or (b) 30 days following the completion by the Company of the public offering, as evidenced by a public announcement from the Company that the offering has been completed.

          2. The Shareholder also agrees no other transfer, including gifts or private sales, will be made of the Shares owned by Shareholder during the Lockup Period unless such transfer is in compliance with applicable securities law requirements established to the satisfaction of the Company and the prospective transferee has executed and agreed to become bound by the terms and conditions of this Agreement.

          3. The Shareholder further consents that the shareholders' stock certificate or certificates may be marked with a legend describing the Shareholder's agreement and that the Company may cause the Company's transfer agent to place stop transfer orders against the Shareholder's stock certificate during the Lockup Period.

     C. Effective Time. This Agreement shall not become effective until all persons listed on the attached Exhibit A each have signed and delivered an Agreement Not to Sell Shares relating to all Shares owned directly or beneficially by such persons. This Agreement by Shareholder may be enforced by the Company and/or by any person or entity which acts as an underwriter for compensation in the Company's public offering. The Lockup Period may only be shortened with the prior written consent of the Company and any person or entity which acts as an underwriter for compensation in the Company's public offering of common stock.

     D. Completion of Offering. If the Registration Statement does not become effective, or if the Company does not sell the minimum number of Shares specified in the Registration Statement, this Agreement shall become null and void.

     E. Applicable Laws. This Agreement shall be governed by the laws of the state of Colorado and shall be construed in accordance therewith.

     F. Binding Effect. All the provisions of this Agreement by or for the benefit of the Company shall inure to the benefit of the Company, any person or entity which acts as an underwriter in the public offering by the Company, and their respective successors and assigns. This Agreement shall not be assignable by the Shareholder.

     G. Entire Agreement. This writing supersedes a similar agreement made in 1998 and represents the entire agreement and understanding of the parties with respect to the subject matter hereof. No amendment or modification of this Agreement shall be deemed effective unless and until it has been executed in writing by the parties to this Agreement. No term or condition of this Agreement shall be deemed to have been waived, nor shall thereby any estoppel to enforce any provision of this Agreement, except by written instrument that has been executed by any party charged with such waiver or estoppel. To the extent that this Agreement is inconsistent with the terms of any other agreement between the Company and the Shareholder, the terms of this Agreement shall govern and supersede such other agreement.

     H. Headings. The headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

     I. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective the day and year first above written.


                                         FAN ENERGY, INC.
                                         a Nevada corporation
ATTEST:


                                         By
                                           ----------------------------------
                                            William E. Grafham, President

-----------------------------
Albert  Golusin, Secretary
                                         SHAREHOLDER:


                                         ------------------------------------

                                         NUMBER OF SHARES:

                                         ------------------------------------

                                         NUMBER OF WARRANTS:

                                         ------------------------------------

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


                                    EXHIBIT A

                                  Shareholders

     [List holders of 2,000,000 Shares and 1,000,000 Warrants sold by the Company at $0.50 per unit.]

fan\agmt not to sell shares.wpd
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